UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22572

Destra Multi-Alternative Fund

(Exact name of registrant as specified in charter)

443 N Willson Avenue

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 N Willson Avenue

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 843-6161

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)

Destra Multi-Alternative Fund

Annual Report

March 31, 2022

Letter to Shareholders

As of March 31, 2022

Dear Shareholders,

Yogi Berra was credited with the quote “déjà vu all over again” and here we are 31 days after sending you an Annual Report for the Destra Multi-Alternative Fund (“DMA” or the “Fund”), doing it again. The previous report was as of February 28, 2022, the end of the fiscal year for this Fund since its inception almost 10 years ago.

This new Annual Report is now as of March 31, 2022 (the “Reporting Period”) and represents an important change to the financial reporting of your Fund.

After careful consideration, the Board of Trustees of the Fund approved a change in the Fund’s fiscal year end from February 28 (or February 29 in applicable years) to March 31 (and a change in the Fund’s tax year end from February 28 to September 30) each year going forward.

Beyond this change in the Fund’s fiscal year end, there have not been any other major changes to the information originally presented a month ago in the Fund’s February 28, 2022 Annual Report. As you may recall, the big news, early in the new calendar year of 2022, was that the Fund’s Common Shares were listed on the New York Stock Exchange (“NYSE”) under the trading symbol, “DMA”. The Annual Report, of which this letter is a part, is a review of the financial condition of your Fund through the end of the new Reporting Period and includes commentary and outlook from the Fund’s Sub-Advisor, Validus Growth Investors, LLC (“Validus”).

Economic and Market Conditions

We are now two years out from the onset of the COVID-19 pandemic and much of the world has begun transitioning to an endemic environment. The expectation of the endemic period at the end of 2021 and into the first few weeks of 2022 set up pressures in the market that have led to a rapid increase in inflation as the world returned to work, while also experiencing increased productivity and economic activity. All of this was amplified by significant, historic amounts of liquidity that had been pumped into the world economy for the past two years in an effort by governments to offset the consequences of mandated lockdowns and restrictions. The lockdowns and restrictions were originally imposed in mid-2020 as an effort, now in hindsight clearly futile, to defeat the spread of the COVID-19 virus.

For the abbreviated Reporting Period, from March 1, 2022 through March 31, 2022, the Fund returned 3.40% on a net asset value (“NAV”) basis and returned 14.47% on a market price basis, as compared to a 2.00% return for the Morningstar Diversified Alts Index and 0.57% return for the Morningstar Fund MultiStrategy Category, respectively. The Fund, which employs a multi-alternative strategy, has historically functioned as a good diversifier in a well-balanced portfolio by helping to increase diversification, providing alternative sources of return and value, mitigating overall portfolio volatility, through relatively low correlation to traditional stocks and bonds and even other alternatives.

For reference, stocks, as measured by the S&P 500 Index returned 3.71% in the abbreviated Reporting Period, and bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index returned -2.78% during the same period.

As noted above, the Fund made an important organizational change when it listed its Common Shares on the NYSE on January 13, 2022.

For those Shareholders who are not as familiar with a listed closed-end fund, there are some important specifics to point out. First, the Fund’s shares are now generally only available for purchase in the secondary market on the NYSE at prevailing market prices rather than at NAV, like shares of other publicly traded companies. Additionally, it has ceased its interval redemptions. The asset base of the Fund is now generally “closed,” hence the term closed-end fund.

Also, the Fund now has the Net Asset Value or a NAV price, which continues to be calculated each night showing the value of the Fund’s portfolio as of the close of business each day and a quoted Market Price, which is sometimes abbreviated as “MKT”.

The Market Price now reflects the transaction value of a share of the Fund as quoted by the NYSE for one shareholder to trade shares with another. Closed-end funds can and often do trade at Market Prices that are meaningfully different from the calculated NAV per share. These differences can be either a premium, where MKT is higher than NAV, or a discount, where MKT is less than NAV. Historically, closed-end funds have tended to trade at discounts.

Part of Destra Capital Advisors LLC’s role and duties on behalf of the Fund, in addition to being the Fund’s investment advisor, is to provide secondary market services and support to the Fund through our efforts to engage with the investing public and, in particular, industry and financial professionals who specialize in trading and investing in closed-end funds. We provide readily available public information to the market and work to raise awareness about the Fund, its investment strategy, portfolio, and performance. The goal is to have a well-educated market, which can help improve the trading environment for both buyers and sellers by ensuring valuable information flow to market participants.

As a shareholder, you may receive information regarding the Fund’s regular public filings about its holdings and financial condition through the broker dealer, where you hold your shares or by visiting the Fund’s webpage at www.destracapital.com/DMA or by calling Destra at 877-855-3434 or the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC (“AST”) at 800-591-8238.

We close this letter by noting that the world continues to be shaken by the Russian invasion of Ukraine. The consequences of which have been an immediate shock to financial and energy markets. This has a meaningful impact on the outlook for inflation, where the Federal Reserve may take rates, and how markets respond to the growing sanctions and restrictions placed on doing business with Russia and certain firms. Validus is monitoring all of this and incorporating the latest information into how it views opportunities for the Fund and its portfolio going forward. However, we would be remiss if we did not close by saying the economic issues and consequences we may face pale in comparison to the life and death consequences being visited on a free and peaceful Ukrainian people today. Our thoughts and prayers are with them as they face down one of the world’s true tyrants.

Destra Multi-Alternative Fund

DMA is a closed-end fund that trades on the NYSE under the symbol “DMA” and is advised by Destra Capital Advisors LLC and sub-advised by Validus Growth Investors, LLC. DMA’s investment objective is to seek returns from capital appreciation and income with an emphasis on income generation by investing in a broad, multi-strategy portfolio of alternative investments across alternative credits, real estate & infrastructure, hedging strategies, commodities & currencies, and direct private equities.

Thank you again for your continued support of DMA. If you have questions about the Fund, please call Destra at 1-877-855-3434, or visit the Fund’s website at www.destracapital.com/dma. If you hold your shares at a broker dealer, you may contact them for information about your account. If you hold your shares directly with the Fund, please call the Fund’s Transfer Agent, AST, at 800-591-8238 for questions about transactions or activity in your account.

Destra Multi-Alternative Fund
Risk Disclosure
As of March 31, 2022 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. You may obtain a prospectus through the broker dealer, where you hold your shares or by visiting the Fund’s webpage at www.destracapital.com/DMA or by calling Destra at 877-855-3434 or the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC (AST) at 800-591-8238.

Destra multi-alternative fund
Manager’s Commentary (unaudited)

Validus Growth Manager Discussion & Analysis

Investment Environment

During March 2022 (the “period”), the Federal Reserve (the “Fed”) members have continued to aggressively talk rates higher, fixed income markets lower and have created significant volatility in equity markets. Further, the economy appears to be slowing, which investors are starting to recognize and price-in. In April, after the end of the period, U.S. GDP growth in the first calendar quarter of 2022 was reported down -1.4%, surprising investors who were expecting a positive 1.0% reading for the first calendar quarter. Because of continued heightened uncertainty, April was one of the worst months for equity markets in years. Further slowing is expected and as of May 2, 2022, the Federal Reserve Bank of Atlanta’s GDPNow model projected U.S. GDP growth for the second quarter as 1.6%.

In reality, the Fed has done very little so far – a 25 basis point rate hike in March and a more aggressive schedule for scaling back bond purchases (in other words, the Fed’s balance sheet is still growing, just at a slower pace). According to Bloomberg on May 2, 2022, investors are expecting 10 rate hikes for 2022 with a 2.5% total move in the Fed Funds rate to 2.8%. The discussion surrounding the Fed’s actions alone has already achieved tangible results - financial conditions have tightened considerably in the last few months. That, and a rapidly slowing economy (part of the intended effect), makes us believe that the Fed will likely fall short of the market’s expectations, although it will create some “capacity” to assist a slowing economy with monetary stimulus in the future.

Performance Discussion

General

Although equities markets were substantially lower earlier in March, the S&P 500 Index had a remarkable turnaround starting mid-month and finished up 3.7% at the end of the month. Fixed income markets continued to trail because of rising rates and the Bloomberg U.S. Aggregate Bond Index was down 2.8% during March. Alternative asset classes largely kept pace or exceeded the return of equities, largely due to the continued rise in commodities. Real Estate Investment Trusts (“REITs”) were mixed with equity REITs and outperformed mortgage REITs by more than double, though both had positive performance. Business Development Companies (“BDCs”) underperformed, with concerns about economic growth and the underperformance of high yield bonds. Master Limited Partnerships (“MLPs”) underperformed, while commodities and hedge funds outperformed despite decreased volatility during the month – the VIX Index (Chicago Board Options Exchange Volatility Index) ended the month at 20.6%, which represented a 32% decrease from the end of February 2022. Russia’s invasion of Ukraine also sent oil and safe havens like gold surging – WTI crude oil and gold were up 8.3% and 1.3% in March, respectively. This brought the year-to-date returns to 34.3% and 5.7%, respectively.

Fund

With respect to the Fund’s underlying investment portfolio, for March 2022, the Fund returned 3.40% on its Net Asset Value (“NAV”). By way of comparison, the Morningstar Diversified Alternative Total Return Index (“MDATR”), the most relevant benchmark, returned 2.0% for the same period. Still, on a calendar year-to-date basis the Fund continues to outperform the benchmark 1.10% for the Fund vs. -0.3% for MDATR, respectively) and remains well ahead of traditional asset classes with the S&P 500 Index down -4.6% and Bloomberg U.S. Aggregate Bond Index down -5.9% during the same time period. The core portfolio performed well for the month of March with the strongest contributions coming from the Rising Dividend Long/Short strategy, publicly listed cannabis REITs, healthcare REITs, construction financing, and multifamily REITs. On the other hand, excess cash and collateralized loan obligations (“CLOs”) were the largest drags on the Fund’s performance, although the negative impact was relatively minor. The defensive posture and non-correlated nature of the Fund continues to be on full display so far during calendar year 2022.

While we can make no assurances about future distributions, as distributions are made at the discretion of the Board, the Fund continued to maintain consistent distributions during the month of March. Often, the monthly distribution is higher than the ordinary income production of the portfolio during the month, as timing of income realization varies for each underlying portfolio investment. By that strict measure, the Fund’s existing distribution policy can result in distributions of capital to meet the balance of these distributions. However, there are two additional points to note in this regard. First, over the course of the full fiscal year, ordinary income is reduced by tax adjustments due to activity in underlying portfolio investments that are passed along to investors – the impact of which are noted in Note [6] to the financial statements . Therefore, actual cash received by the Fund is higher than the stated taxable income and therefore covers a higher percentage of the distribution than reported above. Secondly, in managing the Fund in line with a total return strategy, the Fund routinely realizes capital gains over the course of the fiscal year from underlying portfolio investments. The book and tax treatment of the realized gains received from underlying portfolio investments may differ, which may reduce the

Destra multi-alternative fund
Manager’s Commentary (unaudited) (continued)

amount of net capital gains recognized by the Fund for tax purposes. This book-to-tax difference in net capital gain/loss may result in return of capital distributions to shareholders – the impact of which is reported in Note [6] to the financial statements. The consistent return of realized gains over time is an integral and deliberate part of the Fund’s strategy.

Portfolio Activity

Many of the trends and factors we saw in the Fund’s holdings continued during the period. Primarily, we continued to see other illiquid assets become liquid through mergers or listing transactions. During the month of March, Mosaic Real Estate Credit, LLC closed its previously announced merger with Ready Capital (TKR: RC). Lock-ups still apply to these public shares and we intend to carefully manage this position along with the other liquid securities received in similar transactions in light of their new roles in the portfolio. As of March 31, 2022, future capital commitments represented approximately 9.7% of the Fund’s assets (up from 0.5% at the end of February 2022), as we added to a follow-on CLO strategy in order to maintain an appropriate allocation to this alternative asset class.

As we enter a new monetary regime globally, we think significant caution is warranted. Many illiquid alternative strategies have never been tested in such an environment and there is likely to be significant dislocations in various markets over time. In the near-term, with heightened volatility and a seeming multi-year change in Fed policy, our team will focus on adding to existing positions or investing in follow-ons to existing strategies with sponsors that we know and trust until the transition is well understood and accepted. We will continue to opportunistically evaluate new illiquid strategies, mostly those that provide higher yielding non-correlated income, but the bar will be very high. In addition, we remain committed to continuing to build out our portfolio of venture-stage direct investments – in fact, we added to two current portfolio holdings during the previous fiscal year. We believe that these investments, while requiring substantial effort in sourcing and due diligence, provide asymmetrical opportunity for the Fund – very small allocations relative to the size of the Fund, but the opportunity for gains that are multiples of the original investment. And we can also moderate our future commitments as results materialize. By focusing on earlier stage companies, we believe that multiples are less tethered to some of the public market re-pricing that is occurring mostly in the technology sector.

Finally, partly as a result of the changes described above, we are likely to maintain a higher percentage of the Fund’s portfolio in liquid securities/strategies. There are several reasons for this. First, we now have a strategy in the form of the Liquid Long/Short portfolio that more fully leverages the expertise of Validus, the Fund’s sub-adviser, and can generate income and performance from excess cash until illiquid opportunities are identified. During uncertain times like we find ourselves in, more liquidity provides more portfolio flexibility – dry powder at the ready if higher hurdles on the illiquid side are met. Finally, with the Fund having lower volatility and lower correlation characteristics, the existing portfolio can absorb some incremental equity market beta on the margin in exchange for equity market upside. Nonetheless, this exposure will be carefully managed.

Perspective & Outlook

The month of March 2022 capped a multi-month period where we saw significant changes to the Fund’s portfolio. However, these changes taken as a whole, continued to position the Fund into higher quality institutional strategies while taking advantage of asymmetrical risk/reward in specific asset classes.

Looking forward, we believe that volatility creates opportunity, and that greater volatility lies ahead as the market transitions to a monetary tightening backdrop. As inflation resulting from supply chain issues, wage growth across industries and COVID-19 continue to pose challenges to company margins, economists are finally accepting reality – increasingly concerned that overall GDP growth will be negatively impacted, and a soft-landing will be difficult to execute. It’s about time. For months, we have been skeptical both in terms of: (a) what the Fed is signaling vs. what they are likely to execute and (b) the ability for economists to forecast growth in such times. We have also been correct in assuming that the Fed would continue to signal incremental hawkishness to “make room” for more aggressive policy if it should need to move faster or to raise in larger increments.

From the bottom-up, over the coming year, we expect: (1) low-income housing and industrial REIT fundamentals to remain strong (although Amazon’s latest earnings results in April suggest near-term over-capacity may be an issue); (2) real estate providers focused on the cannabis market to benefit from further normalization; (3) the CLO market to remain robust with historically attractive spreads; and (4) direct operating company investments to progress with building, advancing, and verifying their business models as they become more attractive to follow-on capital providers.

Perhaps not surprisingly given these views, we believe it is as important as ever for investors to have exposure to non-correlated income and potential portfolio upside that is not dependent on rising equity markets.

We are excited to continue to enhance the attractiveness of the Fund’s investment portfolio and are eager to see the investments contribute positively to the Fund’s investment portfolio next year and over time.

Destra multi-alternative fund
Performance and Graphical Illustration
March 31, 2022 (unaudited)
				Inception Date: July 2, 2014
Fund / Indexes	1 Year	3 year Average Annual	5 year Average Annual	Since Inception Average Annual
Destra Multi-Alternative Fund*	7.53%	1.50%	0.75%	1.63%
Bloomberg Barclays U.S. Aggregate Bond Index	-4.15%	1.69%	2.14%	2.22%
S&P 500 Total Return Index	15.65%	18.92%	15.99%	13.47%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call Destra Capital at 877-855-3434.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $10,000 Investment

Value as of 3/31/22
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Bloomberg Barclays U.S. Aggregate Bond Index
S&P 500 Total Return Index
Destra Multi-Alternative Fund*
$26,620
$11,857
$11,334
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22

This graph illustrates the hypothetical investment of $10,000 in the Fund*, Common shares, from July 2, 2014 to March 31, 2022. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares. Performance represents Class I from July 2, 2014 through January 12, 2022 and Common share performance thereafter.

Destra Multi-Alternative Fund
Schedule of Investments
As of March 31, 2022
Shares/ Principal	Security	Value
	COMMON STOCKS – 22.6%
	AEROSPACE/DEFENSE – 1.0%
2,248	L3Harris Technologies, Inc.	$558,561
1,316	Northrop Grumman Corp.	588,541
		1,147,102

	AUTO MANUFACTURERS – 0.7%
3,490	Cummins, Inc.	715,834

	BANKS – 1.2%
47,558	Huntington Bancshares, Inc.	695,298
7,315	Morgan Stanley	639,331
		1,334,629

	BIOTECHNOLOGY – 0.6%
12,404	Corteva, Inc.	712,982

	CHEMICALS – 0.6%
4,847	International Flavors & Fragrances, Inc.	636,557

	ELECTRIC – 0.6%
7,227	NextEra Energy, Inc.	612,199

	FINANCIAL SERVICES – 0.6%
5,099	Blackstone Group, Inc.	647,267

	HEALTHCARE-SERVICES – 0.8%
1,630	UnitedHealth Group, Inc.	831,251

	INSURANCE – 0.5%
7,550	Principal Financial Group, Inc.	554,246

	INVESTMENT COMPANIES – 0.4%
5,333	Cion Investment Corp.	78,929
12,704	Cion Investment Corp., Tranche B(3)	188,018
12,704	Cion Investment Corp., Tranche C(3)	188,018
		454,965

	LISTED BUSINESS DEVELOPMENT COMPANIES – 4.5%
327,500	Owl Rock Capital Corp.	4,840,450

	MACHINERY-DIVERSIFIED – 0.4%
1,695	Rockwell Automation, Inc.	474,651

	MEDIA – 0.5%
12,254	Comcast Corp., Class A	573,732

	MINING – 0.9%
12,163	Newmont Mining Corp.	966,350

	MISCELLANEOUS MANUFACTURING – 1.0%
2,618	Illinois Tool Works, Inc.	548,209
1,839	Parker-Hannifin Corp.	521,835
		1,070,044
Shares/ Principal	Security	Value
	COMMON STOCKS (continued)
	OIL & GAS – 1.5%
6,284	EOG Resources, Inc.	$749,241
3,469	Pioneer Natural Resources Co.	867,354
		1,616,595

	OIL & GAS SERVICES – 0.7%
21,059	Baker Hughes Co	766,758

	PHARMACEUTICALS – 0.9%
5,860	AbbVie, Inc.	949,965

	RETAIL – 1.5%
2,090	McDonald’s Corp.	516,815
2,534	Target Corp.	537,766
9,092	The TJX Cos., Inc.	550,793
		1,605,374

	SEMICONDUCTORS – 1.2%
3,497	Analog Devices, Inc.	577,634
1,135	Broadcom Ltd.	714,687
		1,292,321

	SOFTWARE – 0.6%
2,268	Microsoft Corp.	699,247

	TELECOMMUNICATIONS – 0.7%
20,034	Corning, Inc.	739,455

	TRANSPORTATION – 1.2%
2,193	Union Pacific Corp.	599,149
3,067	United Parcel Service, Inc., Class B	657,749
		1,256,898
	TOTAL COMMON STOCKS (Cost $24,229,544)	24,498,872

	EXCHANGE-TRADED FUND – 1.0%
22,951	KraneShares Global Carbon ETF	1,070,895
	TOTAL EXCHANGE-TRADED FUND (Cost $860,820)	1,070,895

	PRIVATE COMPANIES – 8.9%
254,113	Always AI, Inc., Series A-1 Preferred Stock(1)(2)(3)	828,459
490,767	Always AI, Inc., Series B Preferred Stock(1)(2)(3)	1,599,999
23,723	Eat Just, Inc., Series F Common Stock(1)(2)(3)	450,000
542,467	GOSITE, Inc., Series A-1 Preferred Stock(1)(2)(3)	4,680,000
497,216	Iridia, Inc., Series A-3 Preferred Stock(1)(2)(3)	828,312
1,250,000	Long Game Savings, Inc., Convertible Debt, 7.00% 09/30/2022(1)(3)	1,250,000
	TOTAL PRIVATE COMPANIES (Cost $6,615,497)	9,636,770

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2022
Shares/ Principal	Security	Value
	CONTINGENT VALUE RIGHTS – 1.7%
	PHARMACEUTICALS – 0.0%
142,000	Bristol-Myers Squibb Co.(1)(2)	$—

	REAL ESTATE – 1.7%
456,540	Hospitality Investors Trust, Inc.(1)(2)(3)	241,226
579,536	Ready Capital Corp.(1)(2)(3)	1,616,905
		1,858,131
	TOTALCONTINGENT VALUE RIGHTS (Cost $9,395,583)	1,858,131

	REAL ESTATE INVESTMENT TRUSTS – 40.2%
	LISTED REAL ESTATE INVESTMENT TRUSTS – 20.6%
40,000	American Campus Communities, Inc.(4)	2,238,800
143,288	Independence Realty Trust, Inc. – REIT	3,788,535
275,000	Newlake Capital Partners, Inc.	6,875,000
4,175	Prologis, Inc., REIT	674,179
579,536	Ready Capital Corp.	8,727,812
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	22,304,326

	NON-LISTED REAL ESTATE INVESTMENT TRUSTS – 8.3%
306,884	Healthcare Trust, Inc., 7.375% Series A Preferred Stock(1)(3)	4,683,293
1,061,081	NorthStar Healthcare Income, Inc., Common Stock(1)(2)(3)	4,239,756
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	8,923,049

	PRIVATE REAL ESTATE INVESTMENT TRUSTS – 11.3%
715,000	Aventine Property Group, Inc., Common Stock(1)(3)	4,804,800
715,000	Treehouse Real Estate Investment Trust, Inc., Common Stock(1)(3)(5)	7,475,000
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	12,279,800
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $44,665,594)	43,507,175

	ALTERNATIVE INVESTMENT FUNDS(6) – 38.2%
250	Arboretum Core Asset Fund, LP(3)(5)	2,370,495
—	Canyon CLO Fund II LP(3)(7)	10,633,541
—	Canyon CLO Fund III LP(3)(5)(7)	3,597,015
4,113	Clarion Lion Industrial Trust(3)	15,395,330
—	Ovation Alternative Income Fund(3)(7)	1,765,021
Shares/ Principal	Security	Value
	ALTERNATIVE INVESTMENT FUNDS (continued)
159	Preservation REIT 1, Inc.(3)(8)	$7,337,378
153	SGOF Liquidating Master, Ltd.(2)(3)	196,345
	TOTAL ALTERNATIVE INVESTMENT FUNDS (Cost $26,378,839)	41,295,125

	SHORT-TERM INVESTMENTS – 5.2%
	MONEY MARKET FUND – 5.2%
5,663,310	Fidelity Investments Money Market Funds – Government Portfolio, Class I, 0.12%(4)(9)	5,663,310
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,663,310)	5,663,310
	TOTAL INVESTMENTS – 117.8% (Cost $117,809,187)	127,530,278
	Liabilities in Excess of Other Assets – (17.8)%	(19,022,716)
	TOTAL NET ASSETS – 100.0%	$108,507,562

	EXCHANGE-TRADED FUNDS SOLD SHORT – (2.0)%
(9,900)	Direxion Daily S&P 500 Bull 3X	(1,186,020)
(1,290)	iShares Transportation Average ETF	(348,236)
(9,800)	ProShares UltraPro QQQ	(570,164)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $(802,222))	$(2,104,420)

(1)    Fair valued using significant unobservable inputs (see Note 2).

(2)    Non-income producing security.

(3)    Restricted investments as to resale (see Note 2).

(4)    All or a portion of this security is segregated as collateral for securities sold short.

(5)    Affiliated investment for which ownership exceeds 5% of the investment’s capital (see Note 10).

(6)    Investments in Alternative Investment Funds are valued using net asset value per share (or it’s equivalent) as practical expedient. See Note 2 for respective investment strategies, unfunded commitments and redemptive restrictions.

(7)    Alternative investment fund does not issue shares.

(8)    Affiliated investment for which ownership exceeds 25% of the investment’s capital (see Note 10).

(9)    The rate is the annualized seven-day yield as of March 31, 2022.

ETF — Exchange-Traded Fund

LP — Limited Partnership

REIT — Real Estate Investment Trusts

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2022
Percent of Net Assets
Alternative Investment Funds	38.2%
Real Estate Investment Trusts
Listed Real Estate Investment Trusts	20.6%
Private Real Estate Investment Trusts	11.3%
Non-Listed Real Estate Investment Trusts	8.3%
Common Stocks
Listed Business Development Companies	4.5%
Retail	1.5%
Oil & Gas	1.5%
Transportation	1.2%
Semiconductors	1.2%
Banks	1.2%
Aerospace/Defense	1.0%
Miscellaneous Manufacturing	1.0%
Pharmaceuticals	0.9%
Mining	0.9%
Healthcare-Services	0.8%
Auto Manufacturers	0.7%
Telecommunications	0.7%
Oil & Gas Services	0.7%
Software	0.6%
Electric	0.6%
Financial Services	0.6%
Chemicals	0.6%
Biotechnology	0.6%
Media	0.5%
Insurance	0.5%
Machinery-Diversified	0.4%
Investment Companies	0.4%
Private Companies	8.9%
Contingent Value Rights
Real Estate	1.7%
Pharmaceuticals	0.0%
Exchange-Traded Fund	1.0%
Short-Term Investments	5.2%
Liabilities in Excess of Other Assets	(17.8)%
Net Assets	100.0%
Exchange-Traded Funds Sold Short	(2.0)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Assets and Liabilities
As of March 31, 2022
Assets:
Investments, at value (cost $99,539,060)	$106,750,390
Investment in affiliated investment for which ownership exceeds 5% of the investment’s capital, at value (cost $14,892,962)	13,442,510
Investment in affiliated investment for which ownership exceeds 25% of the investment’s capital, at value (cost $3,377,165)	7,337,378
Cash	7,114
Receivables:
Interest	73,213
Dividends	661,645
Investments sold	440,907
Prepaid expenses	173,196
Other assets	628
Total assets	128,886,981

Liabilities:
Credit facility (see note 8)	15,000,000
Due to broker	2,966,353
Securities sold short, at value (proceeds $802,222)	2,104,420
Payables:
Management fee (see note 3)	106,005
Interest payable	61,490
Accounting and administrative fees	43,720
Professional fees	42,966
Transfer agent fees and expenses	11,000
Custody fees	3,694
Accrued other expenses	39,771
Total liabilities	20,379,419
Commitments and contingencies (see note 2)
Net assets	$108,507,562

Net assets consist of:
Paid-in capital	$99,950,157
Total distributable earnings	8,557,405
Net assets	$108,507,562

Common shares outstanding	8,963,239

Net asset value per common share	$12.11

Market price per common share	$8.90

Market price (discount) to net asset value per common share	(26.51)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Operations

	For the period March 1, 2022 through March 31, 2022*	Year Ended February 28, 2022
Investment income:
Distributions from alternative investment funds	$—	$2,773,533
Dividend income	480,710	1,256,202
Distributions from affiliated alternative investment funds	47,903	486,206
Interest income	7,628	64,928
Total investment income	536,241	4,580,869

Expenses:
Management fee (see note 3)	139,788	1,508,896
Interest expense	72,878	855,653
Professional fees	32,223	332,159
Accounting and administrative fees	26,049	237,800
Transfer agent fees and expenses	6,620	94,336
Shareholder reporting fees	6,175	61,070
Chief financial officer fees (see note 12)	4,000	47,999
Registration fees	2,129	109,255
Chief compliance officer fees (see note 12)	1,750	21,807
Custody fees	1,546	22,453
Insurance expense	1,253	15,520
Dividends on securities sold short	916	7,937
Trustee fees (see note 12)	—	37,479
Distribution fees Class C (see note 3)	—	59,936
Distribution fees Class T (see note 3)	—	13,588
Shareholder servicing fees Class C (see note 3)	—	19,979
Shareholder servicing fees Class A (see note 3)	—	133,692
Shareholder servicing fees Class T (see note 3)	—	6,794
Other expenses	36,602	150,800
Total expenses:	331,929	3,737,153
Service provider fees deferred and repaid by adviser (see note 3)	(10,355)	—
Expenses waived by adviser (see note 3)	(33,783)	(611,339)
Net expenses	287,791	3,125,814
Net investment income	248,450	1,455,055

Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	105,089	3,131,315
Purchased options contracts	—	(4,103,422)
Written options contracts	—	3,180,422
Securities sold short	—	(684,744)
Total net realized gain	105,089	1,523,571

Net change in unrealized appreciation (depreciation) on:
Investments	3,367,271	63,299
Purchased options contracts	—	461,501
Written options contracts	—	(156,118)
Securities sold short	(179,023)	22,433
Affiliated Investments	(25,192)	(1,751,253)
Total net change in unrealized appreciation (depreciation)	3,163,056	(1,360,138)
Net realized and unrealized gain	3,268,145	163,433
Net increase in net assets resulting from operations	$3,516,595	$1,618,488

*   Fiscal year end changed to March 31, effective March 1, 2022.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets
	For the period March 1, 2022 through March 31, 2022**	Year Ended February 28, 2022	Year Ended February 28, 2021
Increase (decrease) in net assets resulting from operations:
Net investment income	$248,450	$1,455,055	$582,491
Net realized gain (loss)	105,089	1,523,571	(3,262,459)
Net change in unrealized appreciation (depreciation)	3,163,056	(1,360,138)	(317,710)
Net increase (decrease) in net assets resulting from operations	3,516,595	1,618,488	(2,997,678)

Distributions to shareholders*:
Common shares	(117,225)	(274,862)	(200,440)
Class A	—	(308,374)	(370,947)
Class C	—	(45,861)	(58,018)
Class T	—	(15,669)	(19,103)
Total distributions to shareholders	(117,225)	(644,766)	(648,508)

Return of capital to shareholders*:
Common shares	(414,295)	(2,542,936)	(1,907,509)
Class A	—	(2,852,977)	(3,530,175)
Class C	—	(424,290)	(552,137)
Class T	—	(144,967)	(181,798)
Total return of capital to shareholders	(414,295)	(5,965,170)	(6,171,619)

Capital transactions:
Proceeds from shares sold*:
Common shares	—	93,109	4,286,329
Class A	—	13,126	39,112
Class C	—	—	79,450
Class T	—	859	368

Reinvestment of distributions*:
Common shares	—	56,509	234,983
Class A	—	252,195	638,829
Class C	—	150,365	235,805
Class T	—	16,725	38,548

Cost of shares repurchased*:
Common shares	—	(2,101,794)	(550,558)
Class A	—	(2,435,433)	(8,129,244)
Class C	—	(955,405)	(1,050,643)
Class T	—	(117,884)	(361,393)

Exchanges in(out)*:
Common shares	—	74,708,806	—
Class A	—	(62,308,505)	—
Class C	—	(9,237,604)	—
Class T	—	(3,162,697)	—
Net decrease in net assets from capital transactions	—	(5,027,628)	(4,538,414)

Total increase (decrease) in net assets	2,985,075	(10,019,076)	(14,356,219)

Net assets:
Beginning of period	105,522,487	115,541,563	129,897,782
End of period	$108,507,562	$105,522,487	$115,541,563

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets (continued)
	For the period March 1, 2022 through March 31, 2022**	Year Ended February 28, 2022	Year Ended February 28, 2021
Capital share transactions:
Shares sold*:
Common shares	—	7,597	350,959
Class A	—	1,086	3,292
Class C	—	—	7,115
Class T	—	74	32

Shares reinvested*:
Common shares	—	4,636	19,466
Class A	—	21,069	54,037
Class C	—	13,197	20,866
Class T	—	1,444	3,352

Shares repurchased*:
Common shares	—	(176,468)	(45,315)
Class A	—	(208,597)	(679,850)
Class C	—	(85,840)	(91,768)
Class T	—	(10,432)	(31,537)

Exchanges in(out)*:
Common shares	—	6,145,333	—
Class A	—	(5,243,986)	—
Class C	—	(819,620)	—
Class T	—	(275,679)	—
Net decrease from capital share transactions	—	(626,186)	(389,351)

*   The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.

** Fiscal year end changed to March 31, effective March 1, 2022.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Cash Flows

	For the period March 1, 2022 through March 31, 2022**	Year Ended February 28, 2022
Cash flows from operating activities:
Net increase in net assets from operations	$3,516,595	$1,618,488
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(6,585,807)	(102,452,114)
Proceeds from purchases of investments sold short	—	4,619,540
Proceeds from redemptions, sales, or other dispositions of investments	6,950,412	110,983,630
Sales of investments sold short	—	(5,024,375)
Net realized (gain) loss on:
Investments	(105,089)	(3,131,315)
Purchased options contracts	—	4,103,422
Written options contracts	—	(3,180,422)
Securities sold short	—	684,744
Net change in unrealized (appreciation) depreciation on:
Investments	(3,367,271)	(63,299)
Purchased options contracts	—	(461,501)
Written options contracts	—	156,118
Securities sold short	179,023	(22,433)
Affiliated investments	25,192	1,751,253
Change in operating assets and liabilities:
Receivables:
Investments sold	(187,566)	346,242
Interest	(7,432)	(65,781)
Dividends	(234,132)	(32,221)
Prepaid expenses	(9,784)	(121,408)
Payables:
Management fee	48,797	21,822
Custody fees	(179)	(784)
Accounting and administration fees	7,754	15,579
Professional fees	(58,999)	(76,503)
Transfer agent fees and expenses	2,833	(14,214)
Chief compliance officer fees	—	(2,083)
Distribution fees	—	(7,114)
Shareholder servicing fees	—	(15,024)
Trustee fees	(8,842)	(704)
Interest payable	7,712	(12,079)
Accrued other expenses	23,124	5,829
Net cash provided by operating activities	196,341	9,623,293

Cash flows from financing activities:
Due to broker	10,513	1,645,508
Proceeds from credit facility	—	15,000,000
Repayments on credit facility	—	(14,300,000)
Proceeds from shares sold	—	107,637
Payments for shares repurchased	—	(5,610,516)
Cash distributions paid, net of reinvestments	(531,520)	(6,134,142)

Net cash used in financing activities	(521,007)	(9,291,513)

Net change in cash and cash equivalents	(324,666)	331,780

Cash and cash equivalents at beginning of period	331,780	—

Cash and cash equivalents at end of period	$7,114	$331,780

Supplemental disclosure of cash activity:
Interest expense on borrowings	$72,878	$855,653

Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$—	$475,794
Capital share exchanges in*	$—	$74,708,806
Capital share exchanges out*	$—	$(74,708,806)

*   The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.

**   Fiscal year end changed to March 31, effective March 1, 2022.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated.**
	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2)	Gross expenses(3),(4)		Net expenses(3),(4),(5)		Net investment income(4),(5),(6)		Net assets, end of period (in thousands)	Portfolio turnover rate
Period ended March 31,
2022*	$11.77	$0.02	$0.38	$0.40	$(0.01)	$—	$(0.05)	$(0.06)	$12.11	3.40%	3.65	%#	3.17	%#	2.74	%#	$108,508	3%
Period ended February 28,
2022	12.28	0.15	0.08	0.23	(0.09)	—	(0.65)	(0.74)	11.77	1.79	3.38		2.74		1.24		105,522	28
2021	13.25	0.09	(0.34)	(0.25)	(0.07)	—	(0.65)	(0.72)	12.28	(1.58)	2.85		2.28		0.75		36,633	26
2020(7)	13.81	0.25	0.02	0.27	(0.08)	—	(0.75)	(0.83)	13.25	1.90	2.98		2.57		1.78		35,208	42
2019	14.64	0.18	(0.15)	0.03	(0.05)	—	(0.81)	(0.86)	13.81	0.17	2.37		2.18		1.25		18,879	19
2018	15.86	0.25	(0.54)	(0.29)	(0.23)	—	(0.70)	(0.93)	14.64	(2.39)	1.79		1.57		1.64		5,395	27

*   For the period March 1, 2022 through March 31, 2022.

#      Annualized.

(1)    Based on average shares outstanding during the period.

(2)    Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(3)    Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense, commitment fees and dividends on securities sold short are as follows:

	Gross Expenses(4)		Net Expenses(4),(5)
2022*	2.55	%#	2.07	%#
2022	2.44		1.81
2021	2.27		1.70
2020(7)	2.11		1.70
2019	1.89		1.70
2018	1.76		1.55

*   For the period March 1, 2022 through March 31, 2022.

#      Annualized.

(4)    Ratios do not include expenses of the underlying Alternative Investment Funds in which the Fund invests.

(5)    The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying Alternative Investment Funds in which the Fund invests. Ratios do not include net investment income of the Alternative Investment Funds in which the Fund Invests.

Credit Facility, period ended February 28:	2022*	2022	2021	2020(7)	2019	2018
Senior securities, end of period (000’s)	$15,000	$15,000	$14,300	$29,300	$23,800	$15,500
Asset coverage, per $1,000 of senior security principal amount	8,234	8,035	9,080	5,433	7,475	13,062
Asset coverage ratio of senior securities	823%	803%	908%	543%	747%	1306%

(7)    Period ended February 29.

*   For the period March 1, 2022 through March 31, 2022.

** The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares. Class A, C, and T shares are no longer presented for 2018-2021 as they are no longer outstanding as of February 28, 2022.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Notes to Financial Statements
March 31, 2022

1. Organization

Destra Multi-Alternative Fund (“the Fund”) was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a non-diversified, exchange-listed closed-end management investment company.

The Fund changed fiscal year end to March 31, effective March 1, 2022. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, effective January 5, 2022, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares (the “Common Shares”).

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is Validus Growth Investors, LLC, doing business as Validus Investment Advisors, (“Validus” or the “Sub-Adviser” and together with the Adviser are referred to herein as the “Advisers”). See Note 3 for additional information regarding Validus, as the Fund’s Sub-Adviser.

The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Cash, Cash Equivalents and Restricted Cash — Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of March 31, 2022, the Fund had no restricted cash.

Distributions to Shareholders — Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Security Valuation — Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by a fair valuation committee (the “Fair Valuation Committee”) using procedures adopted by and under the supervision of the Fund’s board of trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate. The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

relevant to the security which would include, but would not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Fair Valuation Committee has established a methodology for the fair valuation of each type of security. Non-listed REITs that are in the public offering period (or start-up phase) are valued at cost according to the Fair Valuation Committee’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, startup REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, Management values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are categorized in Level 3 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. Certain investments in preferred stocks or private companies are generally categorized as a Level 3 in the fair value hierarchy. The Fund generally values investments in preferred stocks or private companies based on recent transactions and may initially value the investments at cost.

Valuation of Alternative Investment Funds — The Fund may invest in funds of open-end or closed-end investment companies (the “Alternative Investment Funds”). The Alternative Investment Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Alternative Investment Funds. Open-end funds are valued at their NAV per share and closed-end funds that trade on an exchange are valued as described under security valuation.

For Alternative Investment Funds, including private real estate investment trusts, non-traded partnership funds, non-listed business development companies and hedge funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Non-listed business development companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Adviser will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value.

Hedge funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the hedge fund issues an updated market valuation.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•       Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•       Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•       Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2022 for the Fund’s assets and liabilities measured at fair value:

Assets*

Investments:	Practical Expedient(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$24,498,872	$—	$—	$24,498,872
Exchange Traded Fund	—	1,070,895	—	—	1,070,895
Private Companies	—	—	—	9,636,770	9,636,770
Contingent Value Rights	—	—	—	1,858,131	1,858,131
Real Estate Investment Trusts	—	22,304,326	—	21,202,849	43,507,175
Alternative Investment Funds	41,295,125	—	—	—	41,295,125
Short-Term Investment	—	5,663,310	—	—	5,663,310
Total Investments	$41,295,125	$53,537,403	$—	$32,697,750	$127,530,278

Liabilities*

Investments:	Level 1	Level 2	Level 3	Total
Exchange Traded Fund Sold Short	$(2,104,420)	$—	$—	$(2,104,420)
Total Investments	$(2,104,420)	$—	$—	$(2,104,420)

(1)    Alternative Investment Funds that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

*   Refer to the Schedule of Investments for industry classifications.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of March 31, 2022:

Investments	Balance as of February 28, 2022	Purchase of Investments	Proceeds from Sale of Investments(1)	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Balance as of March 31, 2022
Contingent Value Rights	$241,226	$—	$—	$—	$1,616,905	$1,858,131
Private Companies	9,656,770	—	—	—	(20,000)	9,636,770
Non-Listed Real Estate Investment Trusts	8,556,271	—	—	—	366,778	8,923,049
Private Real Estate Investment Trusts	12,279,800	—	—	—	—	12,279,800
Alternative Investment Funds	10,221,772	—	(9,999,997)	—	(221,775)	—
Total Investments	$40,955,839	$—	$(9,999,997)	$—	$1,741,908	$32,697,750

(1)    Includes return of capital and spin-offs related to corporate actions.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2022:

Investments	Fair Value as of March 31, 2022	Valuation Techniques	Unobservable Inputs	Price/ Liquidity Discount	Range of inputs (Average)	Impact on Valuation from an Increase in Input
Contingent Value Rights
Hospitality Investors Trust, Inc.	$241,226	Scenario Analysis	Liquidity Discount/Earnout	$0.53	n/a	n/a
Ready Capital Corp.	1,616,905	Income approach and PWERM Model	Revaluation discount rate/discount rate	2.79	n/a	Decrease

Private Companies
Always AI, Inc.	2,428,458	Other	Transaction Price	3.26	n/a	Increase
Eat Just, Inc.	450,000	Comparable public company analysis	Revenue multiples	n/a	1.13x – 7.45x(3.12x)	Increase
			EBITDA mutiples	n/a	11.7x – 18.9x(15.9x)	Increase
		Comparable acquisitions analysis	Revenue multiples	n/a	0.42x – 7.89x(2.42x)	Increase
			EBITDA mutiples	n/a	4.6x – 31.6x(15.8x)	Increase
GOSITE, Inc.	4,680,000	Comparable public company analysis	Revenue multiples	n/a	1.14x – 16.33x(5.62x)	Increase
			EBITDA mutiples	n/a	13.4x – 47.5x(28.5x)	Increase
		Comparable acquisitions analysis	Revenue multiples	n/a	0.78x – 5.70x(2.90x)	Increase
			EBITDA mutiples	n/a	8.6x – 30.6x(16.6x)	Increase
Iridia, Inc.	828,312	Other	Transaction Price	1.67	n/a	Increase
Long Game Savings, Inc.	1,250,000	Other	Transaction Price	100.00	n/a	Increase

Non-Listed Real Estate Investment Trusts
Healthcare Trust, Inc.	4,683,293	Index Application(1)	Application of FTSE NAREIT US Health Care Index	301.87	n/a	Increase
NorthStar Healthcare Income, Inc.	4,239,756	Index Application(1)	Application of FTSE NAREIT US Health Care Index	301.87	n/a	Increase

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022
Investments	Fair Value as of March 31, 2022	Valuation Techniques	Unobservable Inputs	Price/ Liquidity Discount	Range of inputs (Average)	Impact on Valuation from an Increase in Input
Private Real Estate Investment Trusts
Aventine Property Group, Inc.	4,804,800	Cost	Recent round of financing	6.72	n/a	Increase
Treehouse Real Estate Investment Trust, Inc.	7,475,000	Comparable public company analysis	AFFO multiples	n/a	12.8x – 23.5x(18.1x)	Increase
			BV Equity multiples	n/a	0.8x – 3.2x(1.7x)	Increase
		Comparable acquisitions analysis	BV multiples	n/a	0.76x – 3.93x(1.66x)	Increase
			AFFO multiples	n/a	11.4x – 35.3x(20.3x)	Increase
Total Investments(2)	$32,697,750

(1)    The Fund utilizes the last publicly stated NAV as published by each Non-Listed REIT, and applies a factor adjustment of the daily publicly available price per each respective index to adjust the price accordingly.

(2)    Certain Level 3 investments of the Fund, totaling fair value assets of $0, have been valued using third-party transactions, quotations, and/or historical information. These assets have been excluded from the preceding table as they are insignificant to the Fund.

AFFO — adjusted funds from operations

BV — book value

The following is the fair value measurement of Alternative Investment Funds that are measured at NAV per share (or its equivalent) as a practical expedient:

Alternative Investment Fund	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Arboretum Core Asset Fund, LP	Debt investing in leased equipment and related financings	$2,370,495	$—	Annually(1)	30 Days(1)
Canyon CLO Fund II LP	Collateralized Loan Obligations	10,633,541	136,195	Subject to advisor approval	n/a
Canyon CLO Fund III LP.	Collateralized Loan Obligations	3,597,015	11,400,000	Subject to advisor approval	n/a
Clarion Lion Industrial Trust	Industrial Real Estate	15,395,330	—	Quarterly	90 Days
Ovation Alternative Income Fund	Private Equity and Private Debt	1,765,021	—	Quarterly	180 Days
Preservation REIT 1, Inc.	Diversified Direct Real Estate	7,337,378	527,000	Subject to advisor approval	n/a
SGOF Liquidating Master, Ltd.	Liquidating trust holding 5 equity positions.	196,345	—	n/a	n/a
		$41,295,125	$12,063,195

(1)    Redemptions suspended as of February 28, 2021.

Exchange Traded Funds — The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Restricted securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Alternative Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

Additional information on each restricted investment held by the Fund at March 31, 2022 is as follows:

Security Description	Acquisition Date	Cost		Value	% of Net Assets
Always AI, Inc.	1/5/2021	$1,999,998		$2,428,458	2.2%
Arboretum Core Asset Fund, LP	8/2/2018	2,500,000		2,370,495	2.2
Aventine Property Group, Inc.	1/13/2021	5,492,200		4,804,800	4.4
Canyon CLO Fund II LP	2/25/2019	9,630,261		10,633,541	9.8
Canyon CLO Fund III LP.	3/1/2022	3,600,000		3,597,015	3.3
Cion Investment Corp., Tranche B	4/21/2014	244,349		188,018	0.2
Cion Investment Corp., Tranche C	4/21/2014	244,349		188,018	0.2
Clarion Lion Industrial Trust	6/29/2015	5,570,216		15,395,330	14.2
Eat Just, Inc.	6/11/2021	515,501		450,000	0.4
GOSITE, Inc.	7/31/2020	2,099,998		4,680,000	4.2
Healthcare Trust, Inc.	3/30/2012	4,286,169		4,683,293	4.2
Hospitality Investors Trust, Inc.	2/17/2015	9,236,371		241,226	0.2
Iridia, Inc.	2/25/2021	750,000		828,312	0.8
Long Game Savings, Inc.	3/29/2021	1,250,000		1,250,000	1.2
NorthStar Healthcare Income, Inc.	3/29/2012	7,237,071		4,239,756	3.9
Ovation Alternative Income Fund	7/25/2014	1,701,196		1,765,021	1.6
Preservation REIT 1, Inc.	10/22/2019	3,377,166		7,337,378	6.8
Ready Capital Corp, Contingent Value Rights.	7/6/2017	—	(1)	1,616,905	1.5
SGOF Liquidating Master, Ltd.	6/2/2015	—	(1)	196,345	0.2
Treehouse Real Estate Investment Trust, Inc.	12/31/2018	8,792,962		7,475,000	6.9
Total		$68,527,807		$74,368,911

(1)    Transferred at no cost as a result of a corporate action.

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

The Board’s considerations of the Investment Management Agreement are included in the Semi-Annual Report dated August 31, 2020 and shareholders previously approved the Investment Management Agreement, subject to the Fund’s listing. The Fund listed on the NYSE on January 13, 2022 and pursuant to such Investment Management Agreement dated January 13, 2022, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35%, based upon the Fund’s managed assets as of month-end (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Prior to January 13, 2022, under the prior investment management agreement, the Adviser was entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35% of the Fund’s average daily net assets during such period. For the one month fiscal period ended March 31, 2022, the Adviser earned a Management Fee of $139,788. As of the one month fiscal period ended March 31, 2022, the Adviser was owed $106,005 in Management Fees, included in payables for Management Fee on the Statement of Assets and Liabilities.

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. The Board’s considerations of the Sub-Advisory Agreement are included in the Semi-Annual Report dated August 31, 2020 and shareholders previously approved the Sub-Advisory Agreement, subject to the Fund’s listing. The Fund listed on the NYSE on January 13, 2022 and pursuant to such Sub-Advisory Agreement, dated January 13, 2022, the Advisor will pay the Sub-Adviser a monthly sub-advisory fee (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund) with respect to the assets allocated to the Sub-Adviser (the “Sub-Advised Assets”) equal to 50% of the advisory fee paid to the Advisor for its services to the Fund with respect to the Sub-Advised Assets, equal to a percentage of the Sub-Advised Assets’ average daily managed assets. Prior to January 13, 2022, the Sub-Adviser received a sub-advisory fee at an annual rate equal to 50% of the net Management Fees received by the Adviser after any fee waivers and shared expenses between the Adviser and the Sub-Adviser, subject to a maximum of 0.675% of the Fund’s average daily net assets at month end.

Effective January 13, 2022, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the Fund’s average daily net assets (the “Expense Limitation”). For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, and commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses and (g) extraordinary expenses. For the one month fiscal period ended March 31, 2022, the Adviser waived Management Fees of $33,783.

Further, shareholders previously approved, subject to the Fund listing on the NYSE or other national securities exchange, a Secondary Market Support Services Agreement with Destra, whereby the Fund would pay Destra a separate 10 basis point fee, calculated and paid on managed assets, to provide services designed to communicate the investment strategy and investment objective of the Fund to the broader market. Effective March 1, 2022, Destra has voluntarily waived this fee. This voluntary waiver may be revised or terminated at any time without notice. This fee waiver is not subject to recoupment.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

Any waiver or reimbursement by the Adviser under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. Unless terminated by the Board, the Expense Limitation Agreement will continue in effect until at least January 13, 2027. The Board may terminate this Expense Limitation Agreement upon sixty (60) days’ written notice to the Adviser.

The following amounts are subject to recapture by the Adviser by the following dates:

2/28/2023	2/29/2024	2/28/2025	3/31/2025
$ 592,247	$ 653,254	$ 611,339	$ 33,783

Prior to January 13, 2022, the Adviser had agreed to reduce its fees and/or absorb expenses of the Fund so that the Fund’s total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)), did not exceed the following amounts per annum of the average daily net assets of each of the prior classes of shares:

Class A	Class C	Class I	Class T
1.95%	2.70%	1.70%	2.45%

Distributor — Effective January 5, 2022 the Fund will no longer pay shareholder servicing fees or distribution fees. Prior to January 5, 2022 the Board had, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they had distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund could pay 0.25% per year of its average daily net assets attributable to each of Class A, Class C and Class T shares for such services. The Class C and Class T shares also paid to Destra Capital Investments, LLC (the “Distributor”) a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities included marketing and other activities to support the distribution of the Class C and Class T shares. Under the Distribution Plans, the Fund paid 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class T shares, respectively.

4. Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the one month fiscal period ended March 31, 2022, amounted to $3,600,000 and $3,242,598, respectively. The total securities sold short and covered amounted to $0 and $0, respectively.

5. Prior Repurchase Offers

Prior to January 13, 2022, the Fund operated as an interval fund under the 1940 Act. Pursuant to Rule 23c-3 under the 1940 Act, the Fund had adopted a fundamental policy to offer to repurchase a specified percentage of its outstanding shares at the NAV at regular intervals. Consequently, once each year, the Fund offered to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund (“Repurchase Offer”). There was no guarantee that a shareholder would be able to sell all of the shares tendered in a Repurchase Offer.

After listing, the Fund’s shares will generally only be available for purchase in the secondary market at prevailing market prices rather than at NAV. The listing may also make the Fund’s shares more widely available. The Fund will no longer conduct annual repurchase offers for at least 5% and up to 25% of the outstanding Common Shares at NAV in connection with the Fund’s listing on the NYSE.

6. Federal Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund has no examination in progress during the tax year ended September 30, 2021. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the one month fiscal period ended March 31, 2022. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At March 31, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$111,436,706
Gross unrealized appreciation	30,033,463
Gross unrealized depreciation	(16,786,786)
Net unrealized appreciation(depreciation)	$13,246,677

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. The cost includes the proceeds from securities sold short.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These reclassifications are due primarily to the prior-year true up of return of capital distributions paid and net operating losses.

For the tax year ended September 30, 2021, permanent differences in book and tax accounting have been reclassified to Paid-in Capital and distributable earnings as follows:

Paid-in Capital	Distributable Earnings/(Deficit)
$ (603,921)	$ 603,921

As of September 30, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(6,247,088)
Unrealized appreciation/(depreciation) on investments	8,823,194
Total distributable earnings	$2,576,106

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

The tax character of distributions paid during the tax years ended September 30, 2021 and February 28, 2021 were as follows:

	September 30, 2021	February 28, 2021
Distributions paid from:
Ordinary income	$—	$648,508
Return of Capital	3,919,147	6,171,619
Net long-term capital gains	—	—
Total distributions paid	$3,919,147	$6,820,127

The fund utilized $2,605,092 of its capital loss carryforwards during the tax year ended September 30, 2021.

At September 30, 2021, the Fund had an accumulated non-expiring capital loss carryforward as follows:

Short-term	$4,902,598
Long-term	—
Total	$4,902,598

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund has $1,311,719 in Qualified late-year losses, which are deferred until the tax year ending September 30, 2022. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2022, Cede & Co., for the benefit of its customers, owned approximately 98% of the Fund.

8. Credit Facility

On January 16, 2018, the Fund entered into a secured, revolving line of credit facility with Barclays Bank PLC (the “Barclays Credit Facility”). Effective January 8, 2021, the Barclays Credit Facility was extended for an additional nine month term expiring on October 4, 2021. The Fund could have borrowed an amount up to the lesser of the Barclays Credit Facility maximum commitment financing of $30,000,000 or one-third of the value of its total assets less liabilities not represented by the payable to the Barclay’s Credit Facility . The interest rate on borrowings from the Barclays Credit Facility was equal to 1-month LIBOR plus 4.75% per annum. During the period of March 1, 2021 to October 4, 2021, the average principal balance and weighted average interest rate was approximately $14,300,000 and 4.85% per annum, respectively, and the maximum outstanding balance of the Barclays Credit Facility was $14,300,000. The Barclays Credit Facility was fully repaid and the account closed on October 5, 2021.

On October 5, 2021, the Fund entered into a secured, revolving line of credit facility with Nexbank (the “Nexbank Credit Facility”). The Fund may borrow an amount up to the lesser of the Nexbank Credit Facility maximum commitment financing of $15,000,000 or one-third of the value of its total assets less liabilities not represented by the payable to the Nexbank Credit Facility. The interest rate on borrowings from the Nexbank Credit Facility is equal to the 1-month U.S. Treasury rate plus 4.50% per annum, with a 4.75% floor and an initial maturity date of October 5, 2022. During the one month period ended March 31, 2022, the average principal balance and weighted average interest rate was approximately $15,000,000 and 4.75% per annum, respectively, and the maximum outstanding balance of the Nexbank Credit Facility was $15,000,000. At March 31, 2022, the principal balance outstanding was $15,000,000 at an interest rate of 4.75% per annum.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

9. Other Derivative Information

For the one month fiscal period ended March 31, 2022 the Fund held no derivatives.

10. Affiliated Investments

As of March 31, 2022, investments in the Fund were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Fund owns 5% or more of each investment’s total capital. The Fund, and its affiliates, do not exercise management or control over these Alternative Investment Funds. The Fund does not have voting power or investment discretion for these investments. The activity resulting from these investments is identified in the Statement of Operations as transactions with an affiliated investment. A listing of these affiliated investments (including activity during the one month fiscal period ended March 31, 2022) is shown below:

Affiliated Investment Fund	Shares 2/28/2022	Shares 3/31/2022	Fair Value 2/28/2022	Purchases of Investment	Proceeds from Sales of Investment(1)	Net Realized Gain (Loss) on Investment	Net Change in Unrealized Appreciation (Depreciation) on Investment	Fair Value 3/31/2022	Distributions from Affiliated Investment Funds
Ownership exceeds 5% of the investment’s capital:
Arboretum Core Asset Fund, LP	250	250	$2,392,702	$—	$—	$—	$(22,207)	$2,370,495	$—
Canyon CLO Fund III LP.	—	—	—	3,600,000	—	—	(2,985)	3,597,015
Treehouse Real Estate Investment Trust, Inc.	715,000	715,000	7,475,000	—	—	—	—	7,475,000	—
Total			9,867,702	3,600,000	—	—	(25,192)	13,442,510	—

Ownership exceeds 25% of the investment’s capital:
Preservation REIT 1, Inc.	159	159	7,337,378	—	—	—	—	7,337,378	47,903
Total			7,337,378	—	—	—	—	7,337,378	47,903
Total Affiliated Investments			$17,205,080	$3,600,000	$—	$—	$(25,192)	$20,779,888	$47,903

(1)    Includes return of capital.

11. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the BlueBay Destra International Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as the Fund’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the one month fiscal period ended March 31, 2022 are disclosed in the Statement of Operations as chief financial officer fees.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2022

The Fund’s Chief Compliance Officer monitors and tests the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. The fees paid by the Fund for the one month fiscal period ended March 31, 2022, are disclosed in the Statement of Operations as chief compliance officer fees.

12. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On April 29, 2022, the Fund paid a distribution of $.0599 per Common Share to shareholders of record on April 19, 2022. On May 31, 2022, the Fund paid a distribution of $.0593 per Common Share to shareholders of record on May 20, 2022.

Destra Multi-Alternative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Destra Multi-Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Destra Multi-Alternative Fund (the “Fund”) as of March 31, 2022, the related statements of operations and cash flows for the period March 1, 2022 through March 31, 2022 and for the year ended February 28, 2022, the statements of changes in net assets for the period March 1, 2022 through March 31, 2022 and the years ended February 28, 2022 and 2021, and the financial highlights for each of the four periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended February 28, 2019, and prior, were audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and underlying fund managers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

May 31, 2022

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund
March 31, 2022 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s annual report dated February 28, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to seek returns from capital appreciation and income with an emphasis on income generation.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

General Investment Strategy. The Fund pursues its investment objective by investing primarily in income-producing securities, including: (1) public and private real estate securities (including securities issued by real estate funds), (2) alternative investment funds (“AIFs”), which include business development companies (“BDCs”), funds commonly known as “hedge funds” and other private investment funds, which may also include funds that primarily hold real estate investments, (3) master limited partnerships, (4) common and preferred stocks, and (5) structured notes, notes, bonds and asset-backed securities. The Fund also executes investments in the preceding types of securities through index-linked or actively managed exchange-traded funds (“ETFs”), mutual funds and closed-end funds (collectively “Underlying Funds”). The Fund defines AIFs as BDCs, real estate property funds, limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to investments in traditional stocks and bonds (which could include any type of investment that is consistent with the investment strategy and not a traditional stock or bond). The Fund invests in securities of issuers without restriction as to market capitalization. The majority of the Fund’s investments are not traded on an exchange or in over-the-counter markets; consequently, the majority of the Fund’s investments are illiquid. The Fund’s investments may include investments in non-U.S. securities.

The Fund provides investors with access to an actively managed portfolio of liquid and illiquid alternative investments, many of which are unavailable to the typical individual investor due to high minimum investment and accredited/qualified investor requirements. Validus Growth Investors, LLC (the “Sub-Adviser” or “Validus”) employs a similar multi-asset approach to the Endowment Model while actively managing individual holdings and generating significant non-correlated income. The Endowment Model is a form of the strategic asset allocation model of portfolio construction that involves diversifying investments across strategies, asset classes and investment horizons, as opposed to the standard long-only stock and bond model. To that end, the Fund seeks to:

•       Deliver current income to investors with low correlation to traditional equity and fixed-income investments by pursuing securities in asset classes considered non-traditional in nature;

•       Seek illiquidity premiums, as the Fund has no finite life and therefore can pursue less liquid strategies as part of an overall portfolio, subject to near-term investor liquidity needs;

•       Proactively manage security selection and asset class exposures through cutting-edge research capability, rigorous due diligence efforts, and a consistently applied investment process; and

•       Provide institutional access on favorable terms; as the Sub-Adviser has added to the depth of the portfolio management team, the Fund has benefited from enhanced security selection capabilities and industry relationships in sourcing institutional-quality investments.

Under normal circumstances, the Fund invests over 25% of its net assets in the real estate industry, which it defines to include interests, debt or equity of both publicly traded and private companies engaged in the real estate industry, including, but not limited to, real estate investment trusts (“REITs”), mortgage backed securities, interest in pooled investment entities, and other forms of securities relating to or involving real estate. This policy is fundamental and may not be changed without Shareholder approval. Real estate funds are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Validus uses both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with the Fund’s strategy. An optimized asset allocation model is used to quantify targeted exposure ranges for various alternative sectors. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Sub-Adviser utilizes a clearly defined philosophy, which provides a disciplined investment strategy. When determining an asset allocation, the Sub-Adviser typically reviews

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

at least the last ten years (if available) of market data history, which the Sub-Adviser regards as the most relevant for market forecasting purposes. The Sub-Adviser may strategically rebalance its asset allocation according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and sector risk over time. The Sub-Adviser manages investments over a long-term time horizon, while being mindful of the historical context of the markets. The Sub-Adviser employs a regimen of quantitative and qualitative criteria to arrive at a universe of investments which it considers to be “best-of-breed.” The Sub-Adviser primarily selects securities with the highest expected income from a sector peer group of issuers with similar market capitalization, credit quality and/or risk-adjusted metrics. Secondarily, the Sub-Adviser considers securities’ potential for capital appreciation. When constructing the Fund’s portfolio, the Sub-Adviser selects securities from sectors that it believes have relatively low volatility and will not be highly correlated to each other or to the equity or fixed income markets, generally. The Sub-Adviser considers low to moderate correlation or volatility strategies to be those which are expected to have 75% or less of the volatility of, or correlation to, the relevant market or index.

Unless otherwise stated herein or in the Fund’s Statement of Additional Information, the Fund’s investment policies are non-fundamental policies and may be changed by the Fund’s Board of Trustees without prior approval of the Fund’s Shareholders.

Portfolio Composition

Real Estate Securities

There are three main vehicles used to execute the Fund’s real estate-related investments:

•       Private and/or Non-Listed Real Estate Securities: This investment vehicle will be used to generate current income, and/or capital appreciation that is generally less volatile than other types of real estate securities. Investment criteria will include evaluating the strength of the sponsor and management. From an operations perspective, the Sub-Adviser will focus on the attractiveness of the specific property type; stability of income; distribution yield and distribution coverage from operations. From a financing perspective, the Sub-Adviser will focus on availability of debt and equity financing and target leverage levels. Finally, the Sub-Adviser will focus on a value-add liquidity event following the close of the offering.

•       Listed (Traded) Real Estate Securities Equities: Investment criteria on a macro level will include: relative attractiveness to the broader stock market, the impact of the debt capital markets on real estate securities, the supply and demand for commercial real estate overall, and the supply and demand for specific property types. On a micro level, the Sub-Adviser will focus on: the attractiveness of a specific property type, quality and historic success of management, relative value price-to-earnings, price-to-cash flow or funds-from-operations within a sector, whether the security is trading at a premium or discount to its NAV, and both internal (e.g., same store growth) and external (e.g., acquisitions and development) growth prospects to drive total earnings growth.

•       Real Estate Debt: In this investment vehicle, the Sub-Adviser will look at both current income opportunities and the ability to acquire debt or preferred stock (which the Fund defines to be a form of debt with respect to real estate) at a discount to face value. This vehicle could include, but is not limited to, secured property level debt, unsecured notes, unsecured notes and preferred equity convertible into common equity and preferred equity. Preferred equity historically trades at a higher yield and has a lower risk profile than its common equity, but also has lower capital gain potential unless it trades at a discount to par. This portion of the Sub-Adviser’s debt strategy will focus on quality of management, sustainability of the business model, coverage of the common dividend and liquidity of the instrument.

Alternative Investment Funds

AIFs selected by the Sub-Adviser include BDCs, funds that invest in private debt securities, hedge funds and other issuers of private placement securities each of which may pay performance-based fees to their managers. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. Private or non-traded BDCs are illiquid and it may not be possible for the Fund to redeem shares or to do so without paying a substantial penalty.

Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. Additionally, the Fund may invest up to 15% of its net assets in securities of issuers commonly known as “hedge funds,” which are typically privately placed with investors without registration with the SEC, employ leverage and hedging strategies as well as pay their managers performance fees on gains. These performance fees may create an incentive for the manager of a hedge fund to enter into investments that are riskier or more speculative than

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

would otherwise be the case. The Sub-Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Sub-Adviser uses both a quantitative screening process and a qualitative selection process when selecting AIF securities for investment by the Fund in conjunction with its AIF strategy. To analyze AIFs, the Sub-Adviser relies on both proprietary research and research provided by third parties. The Sub-Adviser reviews each AIF’s management team, operations staff, past performance, philosophy, current holdings and investment process. Specific market opportunities, competitive advantages, relative strengths and weaknesses, and other important factors are also analyzed. Once an investment is made, the new AIF is re-evaluated and tracked on a monthly or quarterly basis. An AIF may be liquidated based on manager drift in style, underperformance, change in management team, deviation from risk management discipline and change in the AIF’s investment opportunity set or strategy, or any other factor that the Sub-Adviser feels will impact future performance. Depending on the terms of the Fund’s investment in an AIF, the Sub-Adviser may or may not be able to liquidate a certain AIF when it desires to do so. When using Underlying Funds to execute the Fund’s AIF strategy, the Sub-Adviser will consider each Underlying Fund’s expenses and quality of management in addition to analyzing the AIF securities held by the Underlying Fund.

Master Limited Partnerships

A master limited partnership (“MLP”) is a publicly traded or privately offered limited partnership or limited liability company. MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. An investment in MLP units differ from an investment in the securities of a corporation. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares. In constructing the model, the Sub-Adviser considers a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure of the MLPs. The Sub-Adviser may also further evaluate MLP investments on potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of related MLP or other competing investments.

Common and Preferred Stocks

Stocks are selected by the Sub-Adviser using a proprietary stock selection model that ranks all dividend-payers using specific fundamental characteristics that the Sub-Adviser believes are predictive of strong future total returns, dividend sustainability and dividend growth. These characteristics include the ability-to-pay ratio, dividend payout ratio, dividend yield, historical sales and dividend growth, cash flow conversion ratio, earnings momentum and return on capital. In addition, the Sub-Adviser eliminates stocks that violate specific ability-to-pay, payout ratio, and dividend yield thresholds that vary by sector. The Sub-Adviser may also engage in opportunistic trading strategies with securities that may not pay a dividend but have been identified as having potential short-term pricing inefficiencies.

Structured Notes

Structured notes are selected by the Sub-Adviser to generate interest income and as an economic substitute for the reference index, currency or commodity to which the structured note payments are linked. The Sub-Adviser also may use structured notes to meet specific investment or risk management goals that cannot be met from the standardized financial instruments available in the markets. Structured products can be used as an alternative to a direct investment, as part of the asset allocation process to reduce risk exposure of the Fund’s portfolio or to capitalize on a current market trend. The Sub-Adviser selects structured notes of any maturity issued by an entity that the Sub-Adviser considers creditworthy.

Debt Securities

Other debt securities are selected by the Sub-Adviser to generate interest income and diversify the Fund’s portfolio returns against equity market risks. The Fund invests without limit in fixed rate or floating rate debt instruments of any maturity that the Sub-Adviser believes are creditworthy or have acceptable recovery value in the event of default

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

(through restructuring in or outside of bankruptcy) regardless of rating, including lower-quality debt securities commonly known as “high yield” or “junk” bonds. The Sub-Adviser employs measurers consisting of debt-to-assets, debt service coverage ratio and asset liquidation values and other metrics to assess credit quality. The Sub-Adviser selects asset-backed securities when it believes these securities offer higher yield or better prospects for capital preservation or appreciation than competing investments in traditional debt instruments.

Underlying Funds

The Sub-Adviser will invest in Underlying Funds when it wishes the Fund to have representation in a certain sector or security type, but cannot find sufficient or suitable individual securities that meet its investment criteria. The Sub-Adviser ranks Underlying Funds on relative expenses, past performance and strategy fit for the Fund. In general, the Sub-Adviser selects Underlying Funds that it believes offer more efficient execution of the Fund’s strategy, such as when ample individual investments are not readily available or the available investments do not meet the selection criteria of the Sub-Adviser, the Sub-Adviser may seek to invest in an Underlying Fund in order to gain indirect exposure to a particular sector or class of securities.

Other Information Regarding the Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Sub-Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Sub-Adviser expects that such investments will be made, without limitation and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Sub-Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100% for the current fiscal year but may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

Other Characteristics

Real Estate Securities

Real Estate Investment Trusts. The Fund will invest in public and private REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs may or may not be publicly-traded and the Fund may invest, without limitation, in REITs which are not publicly-traded. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

Distributions paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividend income under the Internal Revenue Code of 1986, as amended (the “Code”). Such dividends, however, may qualify as Section 199A dividends.

Real Estate LPs, LLCs, Private Funds. The Fund will invest in public and private real estate LPs, LLCs, and other private funds. These public and private funds are often pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The funds may or may not be publicly-traded and the Fund may invest, without limitation, in funds which are not publicly-traded. The market value of the private fund shares and their ability to distribute income may be affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from these funds may consist of dividends, capital gains and/or return of capital.

Preferred Stocks. The Fund may invest in preferred stocks of real estate companies. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

Convertible Securities

Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).

The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Alternative Investment Funds

The managers of AIFs employ a variety of “alternative” investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation (expected to be less than 75%) to the broad equity and fixed-income markets. “Alternative” investment strategies, unlike pure “relative return strategies,” are generally managed without reference to the performance of equity, debt and other markets. AIFs selected by the Sub-Adviser include BDCs, funds that invest in private debt and or equity securities, hedge funds and other issuers of private placement securities, each of which may pay performance-based fees to their managers.

With respect to BDCs, federal securities laws impose certain restraints upon the organization and operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. BDCs may have performance-based incentive fees and frequently trade at a discount.

The Sub-Adviser expects to invest in other forms of AIFs that employ non-traditional strategies such as investing in defaulted debt securities or in the securities of companies undergoing a merger, business spin-off or other form of restructuring.

Additionally, the Fund may invest up to 15% of its net assets in securities of certain AIFs commonly known as “hedge funds,” which are typically privately placed with investors without registration with the Securities and Exchange Commission (“SEC”), employ leverage and hedging strategies as well as pay their managers performance fees on gains. These fees may create an incentive for the manager of a hedge fund to enter into investments that are riskier or more speculative than would otherwise be the case. The Sub-Adviser intends to allocate the Fund’s assets among AIFs that, in the view of the Sub-Adviser, represent attractive investment opportunities. In selecting AIFs, the Sub-Adviser (with the aid of research services employed by the Sub-Adviser), assesses the likely risks and returns of the different alternative

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

investment strategies utilized by the AIFs, and evaluates the potential correlation among the investment strategies under consideration. The Sub-Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets.

Leverage

The Fund intends to use leverage to pursue its investment objective, including by borrowing funds from banks or other financial institutions, investing in derivative instruments with leverage embedded in them, and/or issuing debt securities. The Fund may borrow money or issue debt securities in an amount up to 33 1/3% of its total assets (50% of its net assets). The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund may also use leverage to fund distributions and its annual repurchase offers.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value (“NAV”) per Share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Shares. The Fund’s leverage strategy may not be successful.

Certain types of leverage utilized by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Destra Capital Advisors LLC (the “Adviser”) does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to use leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets). The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including through share repurchases), if immediately after doing so it will have an asset coverage ratio of less than 300%. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

The Fund may leverage its portfolio by entering into one or more credit facilities. On January 16, 2018, the Fund entered into a secured, revolving line of credit facility with Barclays Bank PLC (the “Barclays Credit Facility”). Effective January 8, 2021, the Barclays Credit Facility was extended for an additional nine-month term expiring on October 4, 2021. The Fund could have borrowed an amount up to the lesser of the Barclays Credit Facility maximum commitment financing of $30,000,000 or one-third of the value of its total assets.

On October 5, 2021, the Fund entered into a secured, revolving line of credit facility with Nexbank (the “Nexbank Credit Facility”). The Fund may borrow an amount up to the lesser of the Nexbank Credit Facility maximum commitment financing of $15,000,000 or one-third of the value of its total assets. Information regarding the Nexbank Credit Facility is a material update since the prior disclosure date.

The Fund may also use derivative strategies that have economic leverage embedded in them. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Illustration. The following table illustrates the effect of leverage on returns from an investment in the Fund’s shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $122.0 million in average total assets, (ii) a weighted average cost of funds of 4.75%, (iii) $15.0 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 14% of its average net assets during such period) and (iv) $107 million in average net assets. In order to compute the corresponding return to shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to shareholders. The return available to shareholders is then divided by shareholders’ equity to determine the corresponding return to shareholders. Actual interest payments may be different.

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)
Assumed Return on the Fund’s Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to Shareholders	-12.12%	-6.39%	-0.67%	5.06%	10.79%

Similarly, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 0.67% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Temporary Investments

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Sub-Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Sub-Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Sub-Adviser and the Fund’s portfolio managers are subjective.

Segregation and Cover Requirements

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives and certain other portfolio transactions that could be considered “senior securities” as defined in Section 18(g) of the 1940 Act. With respect to certain derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

Notwithstanding the foregoing, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. Compliance with Rule 18f-4 will not be required until August 2022.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Portfolio Turnover

The Fund is actively managed, and accordingly, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Portfolio turnover may have certain adverse tax consequences for Shareholders.

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the common shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Various risk factors below have been updated since the prior disclosure date to reflect certain updates.

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

Principal Risks Relating to Investment Strategies and Fund Investments

Pandemic Risk. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The outbreak has resulted in closing borders and quarantines, enhanced health screenings, cancellations, disrupted supply chains and customer activity, and has produced general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

BDC Risk. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Private and public non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because they generally invest in unlisted securities and typically have limited access to capital markets. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of securities and investments owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of Shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks and, in turn, the risks to the Shareholders.

Credit Risk. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” and “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Some investments are not readily marketable and may be subject to restrictions on resale. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid investments may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser’s judgment may play a greater role in the valuation process.

Interest Rate Risk. If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

Below Investment Grade Rating Risk. Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Junk bonds and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. These instruments may be particularly susceptible to economic downturns.

Distribution Policy Risk. The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current NAV per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Shareholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of borrowers and may make borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Structured Products Risk. The Fund may invest in structured products, including, without limitation, structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market.

The Fund may invest in structured products collateralized by below investment grade or distressed loans or securities. Investments in such structured products are subject to the risks associated with below investment grade securities, described above under “— Below Investment Grade Rating Risk.”

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Non-U.S. Securities Risk. Investments in certain non-U.S. securities involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, Shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described herein.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk. The Fund may invest without limitation in investments that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if qualified institutional buyers are unwilling to purchase these securities.

Illiquid investments and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid investments and restricted securities generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid investments and restricted securities may also be more difficult to value, especially in challenging markets. The Advisers’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid investments and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it.

To the extent that the traditional dealer counterparties that engage in debt trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the debt markets. Additionally, market participants other than the Fund may attempt to sell debt holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. MLPs are generally considered interest-rate sensitive investments.

Real Estate Industry Concentration Risk. The Fund concentrates its investments in the real estate industry and its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Fund’s shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include,

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing, and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. To the extent that the Fund invests in real estate securities designated as REITs, if a court were to disregard the limited liability legal structure of a REIT, the Fund could be liable for a portion of claims in excess of that REITs assets, such as claims arising from environmental problems. Failure to qualify as a REIT under the Code would increase the REITs tax liability thereby reducing the REIT’s net income available for investment or distribution; additionally, certain preferred tax treatment of distributions would no longer be passed through to investors.

REIT Tax Risks. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Distributions paid by REITs generally will not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. Such dividends, however, may qualify as Section 199A dividends. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Underlying Funds/AIFs Risk. As a result of the Fund’s investments in Underlying Funds, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Additional risks of investing in Underlying Funds are described below:

•       Strategies Risk: Each Underlying Fund and AIF is subject to specific risks, depending on the nature of the fund. Inverse ETFs will limit the Fund’s participation in market gains.

•       ETF Tracking Risk: Investment in the Fund should be made with the understanding that the index-linked ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

•       Risk Related to NAV and Market Price: The market value of ETF and closed-end fund shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trades at a premium or discount to NAV. In addition, certain ETFs and closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

•       Additional Risk: The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the Sub-Adviser considers optimal. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

assets. Under Section 12(d)(1)(C) of the 1940 Act, the Fund, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. In addition, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), effective as of January 19, 2022, permits the Fund to invest in Underlying Funds beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Fund enter into an investment agreement with the Underlying Fund (which agreements may impose additional conditions on the Fund).

Structural Risks:

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Anti-Takeover Provisions. Delaware law and the Fund’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered Board of Trustees and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan”) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers.

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2022 (Unaudited)

The addition of the “Structural Risks” listed above is a material update since the prior disclosure date.

Portfolio Manager Information

Since the prior disclosure date, Mr. Aaron Rosen no longer serves as a portfolio manager for the Fund, and Mr. Zachary J. Leeds was added as a portfolio manager for the Fund. There have been no other changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, the Board of Trustees of the Fund approved an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) to implement a staggered Board. The amended Declaration of Trust was effective as of December 13, 2021. See “Anti-Takeover Provisions” above for additional information.

Since the prior disclosure date, there have been no other changes in the Fund’s Declaration of Trust or by-laws that could delay or prevent a change of control of the Fund that have not been approved by shareholders.

Destra Multi-Alternative Fund
Dividend Reinvestment Plan
March 31, 2022 (Unaudited)

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s common stock (the “Common Shares”) elects otherwise by contacting American Stock Transfer & Trust Company, LLC (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested in additional Common Shares by the Plan Administrator through the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution (together, a “Dividend”). Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will normally invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will normally invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. There may be circumstances, in the judgment of the Fund’s officers to instruct the Plan Administrator to either pay the Dividend in Newly Issued Common Shares or with Open Market Purchases other than as described above.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or thirty (30) days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions and service charges.

Destra Multi-Alternative Fund
Dividend Reinvestment Plan (continued)
March 31, 2022 (Unaudited)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at American Stock Transfer & Trust Company, LLC - Plan Administration Department, P.O. Box 922 Wall Street Station, New York NY 10269-0560.

Destra Multi-Alternative Fund
Additional Information
March 31, 2022 (Unaudited)

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Common Shares of the Fund or of any securities mentioned in this report.

Proxy Voting — Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or its predecessor form, N-Q). The Fund’s Form N-PORT (or its predecessor form, N-Q) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Corporate Dividends Received Deduction

For the tax year ended September 30, 2021, 0% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 0% as qualified dividend income paid during the tax year ended September 30, 2021.

Distributable Cash Flow

The table below has been included to provide additional insight in regards to distribution coverage metrics for the Fund, particularly in regards to how to differentiate between the tax components of distributions and the actual non-GAAP cash flows received from the Fund’s underlying investments. One of the advantages that the Fund is able to provide to investors is the tax characterizations of distributions received. For example, a portion of distributions received from REITs and certain partnerships are often treated as a non-taxable return of capital as an inherent structural advantage of the underlying investments. This allows for the deferral of tax consequences on certain distributions. As such, from a tax characterization, these are considered a “return of capital” but are, in actuality, still a cash inflow source received from the underlying investments. The table is specifically designed to better inform investors of the distributable cash flows received, and the distribution coverage they represent. For example, as can be seen below, for the one month fiscal period ended March 31, 2022, only 95% of distributions were represented by gross income as defined by the Fund’s Statement of Operations (tax-basis), but when factoring in the tax adjustments attributable to underlying investments, these total distributions, dividends and interest represented 105% of gross distributions made by the Fund. The table also includes additional lines for coverage when factoring in total net fees and expenses, as well as net realized gains and losses. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as total expense ratio), and should be read in conjunction with the Fund’s full financial statements.

Destra Multi-Alternative Fund
Additional Information (continued)
March 31, 2022 (Unaudited)
	For the period March 1, 2022 through March 31, 2022*	For the Year Ended February 28, 2022 (Unaudited)
Gross Income Per Statement of Operations:	$504,645	$4,580,869
Tax Adjustments Attributable to Underlying Investments(1):	54,900	1,087,384
Total Distributions, Dividends and Interest from Underlying Investments:	559,545	5,668,253
Distributions to Shareholders:	$(531,520)	$(6,609,936)
Gross Distribution Coverage Ratio:	105%	86%
Total Net Fees and Expenses (breakdown)
Total Fees & Expenses:	$331,929	$3,737,153
Fees and Expenses Waived (added back):	(33,783)	(611,339)
Total Net Fees & Expenses:	298,146	3,125,814
Net Distributable Income:	$261,399	$2,542,439
Distribution Coverage Ratio Excluding Net Realized Gain/(Loss):	49%	38%
Net Realized Gain/(Loss):	$105,089	$1,523,571
Distribution Coverage Ratio Including Net Realized Gain/(Loss):	69%	62%

(1)    Tax adjustments attributable to REITs and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

*   Fiscal year end changed to March 31, effective March 1, 2022.

Destra Multi-Alternative Fund
Trustees and Officers Information
March 31, 2022 (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees who are not Interested Persons (as the term “Interested Person” is defined in the 1940 Act) (referred to herein as “Independent Trustees” or “Trustees”). None of the Independent Trustees has ever been a Trustee, or employee of, or consultant to, Destra Capital Advisors LLC, DFC Preferred Advisors LLC or their affiliates. The identity of the Trustees and the Fund’s executive officers and biographical information as of March 31, 2022 is set forth below. The address for each Trustee is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past 5 years
Independent Trustees
John S. Emrich, CFA Birth Year: 1967	November 2018	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company, (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Michael S. Erickson Birth Year: 1952	November 2018	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth Year: 1966	November 2018	Retired (2014 to present).	4	None
Nicholas Dalmaso(2) Chairman Birth Year: 1965	November 2018

Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).

			4	None

(1)    The Fund Complex consists of the Fund, BlueBay Destra International Event-Driven Credit Fund, Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the Destra International & Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

(2)    Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 ACT) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) during the past 5 years
Robert Watson Birth Year: 1965	President since 2018	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).

Destra Multi-Alternative Fund
Trustees and Officers Information (continued)
March 31, 2022 (Unaudited)
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Jake Schultz Birth Year: 1996	Secretary since 2021*

Partner & Director, Portfolio Oversight & Analytics (2021 to present); Director, Product Management (2020 to 2021); Product Analyst (2018 – 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.

Marcie McVeigh Birth Year: 1979	Assistant Treasurer since 2020

Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).

Ken Merritt Birth Year: 1961	Assistant Secretary since 2021**

Partner & Director, Product Management & Development (2021 to present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.

Cory Gossard Birth Year: 1972	Chief Compliance Officer since 2021*	Director, PINE Advisor Solutions (2021 to present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014-2020).

*   Appointed at a special meeting of the Board held on April 26, 2021.

** Appointed at a meeting of the Board held on May 25, 2021.

The address for each executive officer is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Destra Multi-Alternative Fund
Fund Information
Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffery S. Murphy
Nicholas Dalmaso	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	Validus Growth Investors, LLC,
d/b/a Validus Investment Advisors
San Diego, California
Cory Gossard
	Chief Compliance Officer	Transfer Agent
AST
	Marcie McVeigh	Brooklyn, NY
Assistant Treasurer
Administrator and Accounting Agent
	Jake Schultz	UMB Fund Services Inc.
	Secretary	Milwaukee, WI

	Ken Merritt	Custodian
	Assistant Secretary	UMB Bank, n.a.
Kansas City, MO

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Chicago, IL

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Fund?

•       If your shares are held in a Brokerage Account, contact your respective Broker.

Item 1. Reports to Stockholders Continued.

(b) not applicable.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the last three fiscal years were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31,2022	$27,000
Fiscal year ended February 28, 2022	$54,000
Fiscal year ended February 28, 2021	$48,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended March 31, 2022	None
Fiscal year ended February 28, 2022	$20,000
Fiscal year ended February 28, 2021	$15,000

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended March 31, 2022	$6,500
Fiscal year ended February 28, 2022	$13,000
Fiscal year ended February 28, 2021	$9,000

(d) All Other Fees.

Fiscal year ended March 31, 2022	None
Fiscal year ended February 28, 2022	None
Fiscal year ended February 28, 2021	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies of the Adviser are included as Appendix A.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

Mark C. Scalzo

Portfolio Manager — Mr. Scalzo, Chief Investment Officer of the Sub-Adviser, is the Fund’s Portfolio Manager. Mr. Scalzo has been employed by the Sub-Adviser since November 2012, has served the Fund as a Portfolio Manager since March 2015 and is responsible for portfolio management, investment strategy creation, and security-specific research. Mr. Scalzo founded Validus in 2012 and is the primary decision-maker for all of Validus’ investment strategies. From June 2014 to July 2020, Mr. Scalzo was also the Chief Investment Officer of Validus’ affiliated registered investment adviser, Pinhook. Prior to joining the Sub-Adviser, Mr. Scalzo was Executive Vice President, Co-Portfolio Manager and Director of Research, from November 2008 to October 2012, for Aletheia Research & Management. Prior to that, he served as Group Vice President, Mergers & Acquisitions, for Fisher Asset Management, LLC, a registered investment adviser. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania with a B.S. in Economics. Mr. Scalzo is Series 7, Series 24, Series 65 and Series 79 licensed.

Zach Leeds

Assistant Portfolio Manager — Mr. Leeds, Assistant Portfolio Manager at the Sub-Adviser, is the Fund’s Assistant Portfolio Manager. Mr. Leeds is responsible for helping to identify investment opportunities, primary due diligence on illiquid securities, maintaining proprietary scoring across Validus’ strategies, security-specific research, GIPS compliance and verification, and performance reporting while participating in various parts of the portfolio management process. Prior to joining Validus in 2016, Mr. Leeds was an equity analyst at Ford Equity Research, covering roughly 1,000 publicly traded companies. Prior to that, Mr. Leeds interned at the U.S. Department of the Treasury. Mr. Leeds graduated with a B.A. from the University of California Santa Barbara. He holds a certificate in corporate finance from the University of California Los Angeles. He is a CFA Level II candidate.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2022, Mark Scalzo was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$106,656,525	1	$427,314

Because Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of March 31, 2022, Zach Leeds was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$106,656,525	1	$427,314

(a)(3) Compensation Structure of Portfolio Manager(s)

Mark Scalzo and Zach Leeds are compensated through a salary and incentive bonus.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2022, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Mark C. Scalzo	$0
Zach Leeds	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a), Section 302 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b), Section 906 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Destra Multi-Alternative Fund

By (Signature and Title)

/s/ Robert Watson
Robert Watson
(Principal Executive Officer)

Date 6/09/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Watson
Robert Watson
(Principal Executive Officer)

Date 6/09/22

By (Signature and Title)

/s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(Principal Financial Officer)

Date 6/09/22

Appendix A

Destra Multi-Alternative Fund (the “Fund”)

Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting. The Board oversees voting policies and decisions for each Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Sub-Adviser, which select the individual companies that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with each Sub-Adviser to implement the policy.

Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by investment companies to file reports with the SEC containing their proxy voting record for the most recent 12-month period ended June 30. Form N-PX must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for each Fund in order to complete and file Form N-PX:

●	The name of the issuer of the Fund security;
●	The exchange ticker symbol of the Fund security;
●	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
●	The shareholder meeting date;
●	A brief description of the matter voted on;
●	Whether the matter was proposed by the issuer or the security holder;
●	Whether the Fund cast its vote on the matter;
●	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)
●	Whether the Fund cast its vote for or against management

Compliance Process:

●	Destra has engaged Glass Lewis to record proxy votes elected by the Sub-Adviser
●	At the time a Fund manager votes proxies on behalf of a Fund, the Fund manager shall record the vote via Glass Lewis.
●	The Fund manager shall grant access to the CCO with respect to all proxy voting records.
●	At least 30 days prior to August 31, the CCO shall review appropriate proxy voting records as obtained by Glass Lewis or the Sub-Adviser.
●	The CCO or his/her designee shall compile all proxy voting records for the 12-month period ended June 30 and complete Form N-PX.
●	The completed Form N-PX shall be sent to the Administrator, who shall file Form N-PX with the SEC by August 30 of each year.

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